UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2009

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 500, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 3, 2009, P. H. Glatfelter (the "Company") reported its results of operations for the three months and nine months ended September 30, 2009. A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1. In addition, as stated in its earnings press release, the Company held a teleconference call that same day, during which members of management discussed the Company's financial performance for the third quarter quarter of 2009 and other matters relating to its business. A copy of the teleconference transcript is furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

A copy of the press release dated November 3, 2009, to report results of operations for the three months and nine months ended September 30, 2009, is furnished herewith as Exhibit 99.1.

A copy of the transcript from the Company's teleconference held on November 3, 2009, to discuss its results of operations is furnished herewith as Exhibit 99.2.

A copy of the press release and transcript are furnished as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K. The information furnished in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

November 5, 2009	By:	David C. Elder

Name: David C. Elder
Title: Vice President and Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	A copy of the press release dated November 3, 2009, to report results of operations for the three months and nine months ended September 30, 2009
99.2	A copy of the transcript from the Company's teleconference held on November 3, 2009